UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2013

Warner Music Group Corp.

(Exact name of Registrant as specified in its charter)

Delaware	001-32502	13-4271875
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 Rockefeller Plaza, New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 275-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

In connection with solicitations of consents distributed to holders of outstanding notes on February 21, 2013, of WMG Acquisition Corp. (“WMG”) and WMG Holdings Corp. (“Holdings”) in respect of (i) WMG’s outstanding 11.50% Senior Notes Due 2018 (the “2018 Notes”) issued pursuant to the Indenture, dated as of July 20, 2011, as amended through the date hereof (the “2018 Indenture”) by and among WMG, the guarantors from time to time party thereto and Wells Fargo Bank, National Association, as Trustee (the “Trustee”) and WMG’s outstanding 6.000% Senior Secured Notes due 2021 (the “2021 Dollar Notes”) and 6.250% Senior Secured Notes due 2021 (the “2021 Euro Notes” and, together with the 2021 Dollar Notes, the “2021 Notes”) each issued pursuant to the Indenture, dated as of November 1, 2012, as amended through the date hereof (the “2021 Indenture”) by and among WMG, the guarantors from time to time party thereto, the Trustee and Credit Suisse AG, as Notes Authorized Agent and as Collateral Agent, and (ii) Holdings’ outstanding 13.75% Senior Notes Due 2019 (the “2019 Notes” and together with the 2018 Notes and the 2021 Notes, the “Notes”) issued pursuant to the Indenture, dated as of July 20, 2011, as amended through the date hereof (the “2019 Indenture” and, together with the 2018 Indenture and the 2021 Indenture, the “Indentures” and each, an “Indenture”), between Holdings and the Trustee, WMG and Holdings, as applicable, each entered into a supplemental indenture to the Indentures governing the 2018 Notes, the 2019 Notes and the 2021 Notes, as applicable, after the requisite consents with respect to the applicable consent solicitations were received on March 4, 2013.

WMG and the subsidiaries of WMG that are guarantors of the 2018 Notes entered into a Fourth Supplemental Indenture, dated as of March 4, 2013 (the “2018 Fourth Supplemental Indenture”), with the Trustee, which supplements the 2018 Indenture. WMG and the subsidiaries of WMG that are guarantors of the 2021 Notes also entered into a Third Supplemental Indenture, dated as of March 4, 2013 (the “2021 Third Supplemental Indenture”), with the Trustee, which supplements the 2021 Indenture. Holdings entered into a Fourth Supplemental Indenture, dated as of March 4, 2013, (the “2019 Fourth Supplemental Indenture,” together with the 2018 Second Supplemental Indenture and the 2021 Third Supplemental Indenture, the “Supplemental Indentures” and each a “Supplemental Indenture”) with the Trustee, which supplements the 2019 Indenture. Each Supplemental Indenture amends the applicable Indenture to permit WMG and Holdings, as applicable, to provide certain Specified Information (as defined in the applicable Supplemental Indenture) with respect to the future consummation of the proposed acquisition of the Parlophone Label Group from Universal Music Group in satisfaction of the financial reporting covenants in the Indentures governing the Notes.

This description of the Supplemental Indentures and related matters is not complete and is qualified in its entirety by the actual terms of the Supplemental Indentures, copies of which are incorporated herein by reference and attached hereto as Exhibits 4.1, 4.2 and 4.3.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Fourth Supplemental Indenture, dated as of March 4, 2013, among WMG Acquisition Corp., the guarantors listed on the signature pages thereto and Wells Fargo Bank, National Association, as Trustee, relating to the 11.50% Senior Notes due 2018.

4.2	Fourth Supplemental Indenture, dated as of March 4, 2013, between WMG Holdings Corp. and Wells Fargo Bank, National Association, as Trustee, relating to the 13.75% Senior Notes due 2019.

4.3	Third Supplemental Indenture, dated as of March 4, 2013, among WMG Acquisition Corp., the guarantors listed on the signature pages thereto and Wells Fargo Bank, National Association, as Trustee, relating to the 6.000% Senior Secured Notes due 2021 and the 6.250% Senior Secured Notes due 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WARNER MUSIC GROUP CORP.

BY:	/s/ Paul M. Robinson
Paul M. Robinson
Executive Vice President, General Counsel
and Secretary

Date: March 5, 2013

EXHIBIT INDEX

Exhibit Number	Description

4.1	Fourth Supplemental Indenture, dated as of March 4, 2013, among WMG Acquisition Corp., the guarantors listed on the signature pages thereto and Wells Fargo Bank, National Association, as Trustee, relating to the 11.50% Senior Notes due 2018.

4.2	Fourth Supplemental Indenture, dated as of March 4, 2013, between WMG Holdings Corp. and Wells Fargo Bank, National Association, as Trustee, relating to the 13.75% Senior Notes due 2019.

4.3	Third Supplemental Indenture, dated as of March 4, 2013, among WMG Acquisition Corp., the guarantors listed on the signature pages thereto and Wells Fargo Bank, National Association, as Trustee, relating to the 6.000% Senior Secured Notes due 2021 and the 6.250% Senior Secured Notes due 2021.

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